UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      May 10, 2019

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code       603-330-5850

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of stockholders held on May 10, 2019, there were three items subject to a vote of security holders: (1) the election of ten members of the Board of Directors of the Company; (2) the ratification of the appointment of KMPG LLP as the Company’s independent auditor, and (3) the approval, by nonbinding vote, of executive compensation.

1. In the vote for the election of ten members of the Board of Directors of the Company, the number of votes cast for, the number of votes withheld from, and broker non-votes as to each of the nominees were as follows:

	Number of Votes For		Number of Votes Withheld		Broker Non-Votes
Nominee	Class A	Class B	Class A	Class B	Class A	Class B
Christine L. Standish	12,198,574	32,327,440	14,142,367	0	1,001,605	0
Erland E. Kailbourne	25,260,892	32,327,440	1,080,049	0	1,001,605	0
John F. Cassidy, Jr.	21,711,892	32,327,440	4,629,049	0	1,001,605	0
John R. Scannell	14,285,446	32,327,440	12,055,495	0	1,001,605	0
Katharine L. Plourde	25,932,889	32,327,440	408,052	0	1,001,605	0
A. William Higgins	26,107,196	32,327,440	233,745	0	1,001,605	0
Kenneth W. Krueger	26,123,211	32,327,440	217,730	0	1,001,605	0
Olivier M. Jarrault	25,041,376	32,327,440	1,299,565	0	1,001,605	0
Lee C. Wortham	11,930,027	32,327,440	14,410,914	0	1,001,605	0
Mark J. Murphy	26,140,475	32,327,440	200,466	0	1,001,605	0

2. In the vote for the ratification of the appointment of KPMG LLP as the Company’s independent auditor, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes

59,630,944	24,123	14,919	0

3. In the vote to approve, by non-binding vote, executive compensation, the number of votes cast for, the number of votes cast against, the number cast as abstentions, and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
57,751,148	878,002	39,231	1,001,605

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

		By:	/s/ Stephen M. Nolan

Name: Stephen M. Nolan
Title: Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	May 14, 2019